UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

PRESIDIO PRODUCTION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-43179	39-3528250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. 7th Street Suite 1500 Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 382-3664

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FTW	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FTW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase and Sale Agreements

On July 1, 2026 (the “Closing Date”), Presidio Production Company (the “Company”) completed the transactions contemplated by those certain purchase and sale agreements (the “Purchase and Sale Agreements”), dated as of May 7, 2026, by and between the Company and each of Canyon Creek Energy – Arkoma, LLC (“Canyon Creek”), Alchemist Energy LeaseCo, LP (“Alchemist”), Pivotal Arkoma Basin II, LLC (“Pivotal”), East Dennis Oil Company, LLC (“East Dennis”), Harvard Petroleum Company, LLC (“Harvard”), FBF Energy, LLC (“FBF” and, collectively, the “Seller Parties”), whereby the Company acquired the properties and assets from the Seller Parties set forth in the Purchase and Sale Agreements. The Purchase and Sale Agreements with Canyon Creek, Alchemist and Pivotal (respectively, the “Canyon Creek PSA”, the “Alchemist PSA” and the “Pivotal PSA”) represented approximately 98% of the aggregate consideration value of the Purchase and Sale Agreements.

Pursuant to each Purchase and Sale Agreement, the Company purchased oil and gas leases, oil, gas, and mineral leases and subleases, carried interests, operating rights, record title interests, overriding royalty interests and other interests to the crude oil, gas, casinghead gas, condensate, natural gas liquids, and other gaseous or liquid hydrocarbons (including ethane, propane, iso-butane, nor-butane, gasoline, and scrubber liquids) of any type and chemical composition in, on, under, and that may be produced from or are otherwise attributable to certain properties in Oklahoma (the “Properties”).

On the Closing Date, the Company (i) paid to the Seller Parties aggregate cash consideration of approximately $52.5 million and (ii) issued to the Seller Parties an aggregate of 1,930,156 shares (the “Stock Consideration”) of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”).

The foregoing descriptions of the Canyon Creek PSA, the Alchemist PSA and the Pivotal PSA are qualified in their entirety by reference to the full text of each of such Purchase and Sale Agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Registration Rights Agreement

On the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) by and between the Company and the Seller Parties, excluding Pivotal, which received solely cash consideration in the transactions, pursuant to which, among other things, the Company granted such Seller Parties customary rights to require the Company to file and maintain the effectiveness of a shelf registration statement with respect to the resale of the Stock Consideration received by such Seller Parties, along with customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Loan Agreement and Limited Guarantee

On the Closing Date, (a) Presidio Acquisitions LLC, as borrower (the “Borrower”), and Presidio Intermediate Holding Company II LLC, as a guarantor (“PIHC II”), each a wholly owned indirect subsidiary of the Company, entered into a Loan and Security Agreement (the “Loan Agreement”) with Goldman Sachs Bank USA (“GS”), as administrative agent and collateral agent, Goldman Sachs Bank USA and Citizens Bank, N.A., as joint lead arrangers, the lenders party thereto from time to time and the other loan parties party thereto and (b) in connection with the Loan Agreement, the Company entered into a Non-Recourse Carve-Out Guarantee (the “Limited Guarantee”) in favor of GS, as collateral agent for the benefit of the secured parties.

The Loan Agreement provides for a senior secured warehouse credit facility with aggregate commitments of up to $1.0 billion, consisting of (i) an initial $55.0 million Closing Date loan commitment and (ii) $945.0 million of delayed draw loan commitments, which may be funded during a two-year delayed draw loan availability period to finance the acquisition of additional qualifying oil and gas assets. The drawing of delayed draw loans is subject to lender approval and satisfaction of specified conditions, including (i) the consent of each of the lenders if the aggregate principal amount of loans outstanding under the Loan Agreement would exceed $500.0 million and (ii) the consent of GS if the aggregate principal amount of loans owed to GS and its affiliates would exceed $300.0 million. Loans made on the Closing Date that are repaid may be reborrowed only as delayed draw loans, subject to the terms of the Loan Agreement. On the Closing Date of the Loan Agreement, the Borrower drew the full $55.0 million Closing Date loan commitment in loans.

The loans made on the Closing Date mature on the third anniversary of the Closing Date, and each delayed draw loan matures on the third anniversary of its funding date; provided that all delayed draw loans mature no later than the fifth anniversary of the Closing Date.

Borrowings under the Loan Agreement may bear interest, at the Borrower’s election, at either (i) a base rate or (ii) Term SOFR plus an applicable margin. The applicable margin initially is 3.00% for Term SOFR loans and 2.00% for base rate loans and increases to (i) 4.00% for Term SOFR loans and 3.00% for base rate loans during months 13 through 24 following the funding date of such loan to the extent such loan is still outstanding and (ii) 5.00% for Term SOFR loans and 4.00% for base rate loans for any period thereafter to the extent such loan is outstanding. The Borrower may voluntarily prepay borrowings without premium or penalty, subject to customary breakage costs for certain SOFR loans. The Loan Agreement documents also provide for certain upfront, administrative and duration fees payable by the Borrower.

The obligations under the Loan Agreement are (i) guaranteed by PIHC II and certain present and future subsidiaries of the Borrower and (ii) secured by first-priority security interests in substantially all assets of the Borrower, PIHC II and certain present and future subsidiaries of the Borrower that become loan parties under the Loan Agreement from time to time (including substantially all oil and gas properties and related assets of such parties) subject to customary excluded property and permitted lien exceptions.

Pursuant to the Limited Guarantee, the Company guarantees certain specified losses arising from customary non-recourse carve-out events, including, among other things, fraud, theft, willful misconduct, misapplication of collateral proceeds and certain unauthorized distributions. In addition, the Limited Guarantee provides for springing full recourse liability upon the occurrence of certain customary events, including specified voluntary bankruptcy or insolvency actions, substantive consolidation of the Borrower with another entity in certain circumstances, certain bad-faith challenges to the loan documents or collateral, certain prohibited changes of control and other customary recourse carve-out events, in each case as more fully described in the Limited Guarantee.

The Loan Agreement contains customary affirmative and negative covenants for facilities of this type, including restrictions on the ability of the loan parties to incur additional indebtedness, create liens, make investments, dispose of assets, engage in mergers or other fundamental transactions, make restricted payments, enter into transactions with affiliates, amend material contracts and organizational documents, and enter into certain hedging arrangements, in each case subject to customary exceptions and baskets. The Loan Agreement also requires the Borrower to maintain specified commodity and interest rate hedging arrangements and a debt service reserve account. In addition, the Loan Agreement contains customary reporting obligations and reserve reporting requirements with respect to the Borrower’s oil and gas assets.

The Loan Agreement includes financial maintenance covenants with respect to the Closing Date loans, including (i) a minimum debt service coverage ratio of not less than 1.10 to 1.00 and (ii) a maximum LTV Ratio (as defined in the Loan Agreement) of not greater than 70% (which decreases to 65% after the fifth full fiscal quarter following the Closing Date). In the case of any funding of delayed draw loans, the Borrower and the applicable Lenders will establish separate thresholds for such financial covenants at the time such Delayed Draw Loans are funded.

The Loan Agreement contains customary events of default, including payment defaults, breaches of covenants, inaccuracies of representations and warranties, cross-defaults to specified indebtedness, bankruptcy and insolvency events, invalidity of loan documents or collateral security, certain ERISA events, certain events relating to the management and operating agreements, change of control and specified judgments (each subject to thresholds and/or grace periods described in the Loan Agreement). Upon the occurrence and continuation of an event of default, the administrative agent may, and at the direction of the requisite lenders shall, terminate the lenders’ commitments and declare all outstanding obligations immediately due and payable, and exercise remedies against the collateral.

The foregoing descriptions of the Loan Agreement and the Limited Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement and the Limited Guarantee, copies of which are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information regarding the Purchase and Sale Agreements set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Loan Agreement and Limited Guarantee set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information regarding the Stock Consideration set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the shares of Common Stock was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure

On July 2, 2026, the Company issued a press release announcing the completion of the transactions contemplated by the Purchase and Sale Agreements and the Loan Agreement and the Limited Guarantee. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in our other filings with the SEC, as well as other statements we may make from time to time, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “guidance,” “outlook,” “predicts,” “potential,” “continue,” and similar words or phrases or the negative of these words or phrases. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Although the Company believes the expectations reflected in the forward-looking statements are reasonable when made, the Company cannot guarantee future results, levels of activity, performance, or achievements. See the Company’s final prospectus and definitive proxy statement filed with the SEC, dated January 30, 2026 in the section entitled “Risk Factors” and the Company’s other filings with the SEC for a discussion of risks and uncertainties. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

As permitted by Item 9.01(a)(3) of Form 8-K, any financial statements required by this Item will be filed by amendment to this Report within 71 calendar days following the date on which this Report is required to be filed.

(b) Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, any pro forma financial information required by this Item will be filed by amendment to this Report within 71 calendar days following the date on which this Report is required to be filed.

(d) Exhibits

Exhibit No.	Description
10.1*	Purchase and Sale Agreement, dated May 7, 2026, between Alchemist Energy LeaseCo, LP and Presidio Production Company.
10.2*	Purchase and Sale Agreement, dated May 7, 2026, between Canyon Creek Energy – Arkoma, LLC and Presidio Production Company.
10.3*	Purchase and Sale Agreement, dated May 7, 2026, between Pivotal Arkoma Basin II, LLC and Presidio Production Company.
10.4*	Registration Rights Agreement, dated July 1, 2026.
10.5*	Loan and Security Agreement, dated July 1, 2026, between Presidio Acquisitions LLC, Presidio Intermediate Holding Company II LLC, Goldman Sachs Bank USA, Citizens Bank, N.A., and the other loan parties and lenders party thereto.
10.6*	Non-Recourse Carve-Out Guarantee, dated July 1, 2026, between Goldman Sachs Bank USA and Presidio Production Company.
99.1	Press Release, dated July 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*	Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2026

PRESIDIO PRODUCTION COMPANY

By:	/s/ Brett Barnes
Name:	Brett Barnes
Title:	Executive Vice President and General Counsel